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                                                                   EXHIBIT 23.1

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference into the UroCor, Inc. Registration Statement on Form S-8 relating to the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, as amended, of our report dated January 28, 1998, included in UroCor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



                                                            ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
June 25, 1998.